UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 30, 2002
                Date of Report (Date of earliest event reported)



                          WILSHIRE OIL COMPANY OF TEXAS
             (Exact name of Registrant as specified in its charter)


               DELAWARE                    1-467                 84-0513668
(State or other jurisdiction of       (Commission File          (IRS Employer
incorporation or organization)             Number)           Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                         07306
(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code)              (201) 420-2796


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

     Wilshire Oil Company of Texas and Mr. Philip G. Kupperman have entered into an employment contract effective as of July 1, 2002. The Company had previously announced Mr. Kupperman's hiring as President, Chief Operating Officer and Chief Financial Officer of the Company. Prior to his engagement by Wilshire, Mr. Kupperman had been president of a management consulting firm since retiring from a national public accounting firm in 2000. Information regarding the contract, including the term of employment, compensation, options and benefits, are set forth in the contract attached as an exhibit to this filing.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                a.  Not applicable.

                b.  Not applicable

                c.  Exhibits

                The following exhibit is filed with this report:

    Exhibit Number       Description
    ------------------   -------------------------------------------------------
    10.1                 Employment  Agreement dated as of July 1, 2002 between
                         the Company and Philip G. Kupperman
    ------------------   -------------------------------------------------------





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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 4, 2002                        WILSHIRE OIL COMPANY OF TEXAS.
                                                  (Registrant)



                                                  By:   /s/ Philip Kupperman
                                                       _________________________
                                                       Philip Kupperman
                                                       President



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